UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2013

Integrated Drilling Equipment Holdings Corp. (formerly Empeiria Acquisition Corp.) (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54417 (Commission File Number)	27-5079295 (IRS Employer Identification No.)

25311 I-45 Woodpark Business Center, Bldg. 6 Spring, TX (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code: (281) 465-9393

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2013, Robert L. Potter and Randall D. Stilley resigned from the Board of Directors of Integrated Drilling Equipment Holdings Corp. (formerly Empeiria Acquisition Corp.). Mr. Potter and Mr. Stilley cited professional time constraints and their inability to devote adequate time to their Board responsibilities as the reasons for their resignations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013	Integrated Drilling Equipment Holdings Corp.

	By:	/s/ N. Michael Dion
Name: N. Michael Dion Title: Chief Financial Officer